UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2020

Conagra Brands, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	CAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Members of the senior management team of Conagra Brands, Inc. (the “Company” or “Conagra”) are scheduled to meet with investors on April 8, 2020. During the meetings, the Company intends to discuss recent growth in retail sales across its categories. In addition to discussing the data presented in the Company’s Form 8-K furnished to the Securities and Exchange Commission on March 31, 2020 (the “Prior Form 8-K”) and reaffirming the fiscal 2020 guidance set forth in the Prior Form 8-K, the Company expects to share the following additional information:

Conagra Brands Retail Sales Growth (1)

One Week Period Ended March 29, 2020 (% Change vs. Year Ago)
Total Conagra Retail Sales	+30.6%
Total Conagra Frozen Retail Sales	+17.5%
Total Conagra Frozen Meals Retail Sales (2)	+14.6%
Total Conagra Snacks Retail Sales	+11.4%
Total Conagra “Staples Brands” Retail Sales (3)	+55.3%

(1)	Source: IRI Syndicated Market Advantage, Total US MULO+C
(2)	Total Conagra Brands Frozen Single Serve and Frozen Multi-Serve Meals
(3)	“Staples Brands” encompasses Conagra’s brands within the Grocery and Refrigerated businesses

Conagra Brands Share Growth (1)

One Week Period Ended March 29, 2020 (Basis Point Change vs. Year Ago)
Total Conagra Share – All Conagra Categories	+20 bps

(1)	Source: IRI Syndicated Market Advantage, Total US MULO+C

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONAGRA BRANDS, INC.

Date: April 8, 2020	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary